UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 28, 2019
IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (407) 674-6911
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On August 28, 2019, the United States District Court for the Central District of California entered an order preliminarily approving a stipulation of settlement filed on March 6, 2019 (the "Settlement") that contained settlement terms as agreed upon by parties to the shareholder derivative lawsuits Korene Stuart v. Edward H. Murphy et al., case number A-18-777135-C, instituted in the Eighth Judicial District Court of the State of Nevada, Clark County, and Dennis E. Emond v. Edward H. Murphy et al., case number 2:18-cv-9040, instituted in the United States District Court for the Central District of California, as described in previous filings of IZEA Worldwide, Inc. ("IZEA") with the Securities and Exchange Commission (the "Commission"). The terms of the Settlement include IZEA’s directing its insurers to make a payment of $300,000 as a fee and service award to the plaintiffs and their counsel in the Stuart and Emond lawsuits and IZEA’s enacting certain governance reforms. A hearing on final approval of the Settlement will be held on December 16, 2019 at 8:30 a.m., Los Angeles time. Pursuant to the terms of the Settlement, final approval of the Settlement by the United States District Court for the Central District of California will result in the dismissal with prejudice of both the Stuart and Emond lawsuits. The order preliminarily approving the Settlement (the "Order") requires IZEA to publish the related Notice of Proposed Settlement of Derivative Action (the "Notice") through a Current Report on Form 8-K filed with the Commission within 10 days of entry of the Order. A copy of the Notice is furnished herewith as Exhibit 99.1.
The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1	Notice of Proposed Settlement of Derivative Action, furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: August 30, 2019	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer